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                                                              EXHIBIT 10.(ii)(F)


                     MONOGRAM CREDIT CARD BANK OF GEORGIA
                               7840 ROSWELL ROAD
                            BUILDING 100, SUITE 210
                            ATLANTA, GEORGIA 30350

                                      AND

                      MONTGOMERY WARD CREDIT CORPORATION
                                880 GRIER DRIVE
                            LAS VEGAS, NEVADA 89119


                                 July 7, 1997

Montgomery Ward & Co., Incorporated
619 West Chicago Avenue
Chicago, Illinois 60671

Lechmere, Inc.
619 West Chicago Avenue
Chicago, Illinois 60671

Gentlemen:

     Reference is made to (i) the Bank Credit Card Program Agreement, dated as of April 1, 1996 (as amended, the "Bank Program Agreement"), by and between Monogram Credit Card Bank of Georgia ("Monogram") and Montgomery Ward & Co., Incorporated ("MW"), (ii) the Account-Related Agreement, dated as of April 1, 1996 (as amended, the "Account-Related Agreement"), by and between Montgomery Ward Credit Corporation ("MWCC") and MW, (iii) the Interim Consumer Credit Card Program Agreement, dated as of March 13, 1996 (as amended, the "Lechmere Program Agreement"), by and between Monogram and Lechmere, Inc. ("Lechmere") and (iv) the MWCC Program Agreement, dated as of April 3, 1996, by and among MWCC, MW and Lechmere (the "Commercial Accounts Agreement") (collectively, the "Credit Card Agreements"). All capitalized terms used herein have the meanings assigned to such terms in, or incorporated by reference in, the Bank Program Agreement unless otherwise defined herein.


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Monogram and MWCC hereby agree as follows:

     1. Monogram and MWCC hereby agree that the following events do not and will not constitute an MW Default under the Bank Program Agreement or the Account-Related Agreement and each of the following events are hereby waived as MW Defaults:

            (a) Any MW Defaults occurring on or prior to the date hereof, other than the default arising from MW's failure to pay to MWCC the sum of $1,900,000 on June 26, 1997 (the "Payment Default");

            (b) The filing of petitions on July 7, 1997 by MW and Lechmere (collectively, "Retailers") seeking relief pursuant to chapter 11 of the Bankruptcy Code;

            (c) The Payment Default, but only if MW cures such default in connection with assumption of the Account-Related Agreement as set forth herein.

     2. Monogram hereby agrees that the following events do not and will not constitute Events of Default under the Lechmere Program Agreement and each of the following events are hereby waived as Events of Defaults:

            (a) Any Events or Defaults occurring on or prior to the date hereof; and

            (b) The filing of petitions on July 7, 1997 by each of Retailers seeking relief pursuant to chapter 11 of the Bankruptcy Code.

     3. MWCC hereby agree that the following events do not and will not constitute Events of Default under the Commercial Accounts Agreement and each of the following events are hereby waived as Events of Defaults:

            (a) Any Events of Default occurring on or prior to the date hereof; and

            (b) The filing of petitions on July 7, 1997 by each of Retailers seeking relief pursuant to chapter 11 of the Bankruptcy Code.

     4. Notwithstanding anything contained herein or any term or provision of the Credit Card Agreements, in addition to the events constituting MW Defaults or Events of Default thereunder (except to the extent waived pursuant to Sections 1,2 or 3 hereof) the occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an MW Default or an Event of Default:

            (a) Conversion of the chapter 11 case of either Retailer to a case under chapter 7 or the liquidation of a substantial portion of the business of MW taken as a whole pursuant to a confirmed plan of reorganization or otherwise;

            (b) The failure of Retailers to enter into a definitive agreement with one or more financial institutions on or prior to 5 days from the date hereof pursuant to which approximately $1,000,000,000 of financing is available to Retailers ( the "DIP Agreement");

            (c) The failure of Retailers to obtain final approval of the DIP Agreement by the

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bankruptcy court on or prior to 30 days from the date hereof ("Final Approval")
or the termination of the DIP Agreement prior thereto; or

            (d) After Final Approval, the occurrence of an event of default under the DIP Agreement which results in the failure by the lenders thereunder to advance.

     5. Notwithstanding anything contained herein or any term or provision of the Credit Card Agreements, except on account of the MW Defaults waived herein, Monogram and MWCC retain their right under the Credit Card Agreements to terminate the Credit Card Agreements in the circumstances permitted thereunder following the delivery of written notice of termination delivered in accordance with any of the Credit Card Agreements at any time after the date hereof. Upon such termination as provided in the Credit Card Agreements, Monogram and MWCC shall not have any obligations to remit monies to MW or Lechmere, as applicable (or extend credit to customers) with respect to any customer accounts under the respective Credit Card Agreement.

     6. Monogram and Lechmere hereby agree to extend the term of the Lechmere Program Agreement through January 31, 1998, or such later date as Monogram and Lechmere may agree to.

     7. Monogram's and MWCC's consent to the continuation of the Bank Program Agreement, the Account Related Agreement, the Lechmere Program Agreement, the Commercial Accounts Agreement and the waivers set forth in paragraphs 1, 2 and 3 hereof shall, at Monogram's and MWCC's election, be of no further force and effect if (i) an order, in form and substance satisfactory to Monogram and MWCC, is not entered within 5 days of the date hereof approving Retailers' assumption of the Credit Card Agreements on a preliminary basis, (ii) an order, in form and substance satisfactory to Monogram and MWCC, ratifying and confirming the Retailers' authorization pursuant to sections 105 and 365 of the Bankruptcy Code to assume the Credit Card Agreements (the "Order") is not entered on or before August 6, 1997, after a hearing, or the Order is revoked in whole or in part or does not become final and non-appealable on or prior to the 31st day after the entry of the Order, or (iii) the Unsecured Creditors' Committee appointed in the chapter 11 cases, or any other party in interest, timely commences an action or files a motion with respect to the Property Interest Investigation or the Avoidance Investigations as provided under paragraph 2 of the Order or as otherwise may be permitted by the Court and such action or motion is not dismissed or otherwise resolved on terms satisfactory to MWCC and Monogram by order of the Court, and any such order is not final and nonappealable on or before 60 days after the commencement of said action or the filing of said motion. If MWCC and Monogram elect to terminate this waiver agreement, such termination shall not be effective unless prior written notice is received by MW, Lechmere and said Unsecured Creditors' Committee, not less than 10 days prior to the effective date of said termination.

     8. This letter agreement shall have no further force or effect as to a Retailer upon the confirmation of a plan of reorganization for such Retailer.

     9. Neither Retailer shall accept any in-store payments with respect to customer accounts owned by Monogram or MWCC from and after the time at which Monogram and/or MWCC do/does not have any obligation to extend credit to customers with respect to that Retailer, except to the extent otherwise instructed by Monogram and/or MWCC.

     10.  Except as specifically provided in this letter agreement, the Credit
Card

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Agreements shall remain unchanged and in full force and effect.

     11. This letter agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

     12. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument but all of such counterparts together shall constitute but one agreement.

     If the foregoing correctly sets forth our agreement, please sign this letter agreement in the space indicated below and return the executed copy to the undersigned.

                                   Very truly yours,

                              MONOGRAM CARD BANK OF GEORGIA

                              By: /S/ C.J. Shane
                                 ---------------------------
                                   Name:

                              MONTGOMERY WARD CREDIT CORPORATION

                              By: /S/ Kathleen A. Topolinski
                                 ---------------------------
                                   Name:



ACCEPTED AND AGREED TO:

MONTGOMERY WARD & CO., INCORPORATED

By: /S/ Spencer H. Heine
    ----------------------------
     Name:


LECHMERE, INC.

By: /S/ Spencer H. Heine
   -----------------------------
     Name:

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